PIMCO Funds

Supplement Dated September 9, 2013 to the

Short Duration Strategy Funds Institutional Class, Class M, Class P, Administrative Class,

Class D, Class A, Class B, Class C and Class R Prospectus dated July 31, 2013, as supplemented from time to time (the “Prospectus”)

Effective immediately, the fourth and fifth paragraphs of the “Fund Distributions” section of the Prospectus are deleted in their entirety and replaced with the following:

With respect to the Funds whose policy it is to declare dividends daily, if a purchase order for shares is received prior to 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, dividends will accrue starting that day. If a purchase order is received after 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, or as otherwise agreed to by the Trust, the order will be effected at that day’s NAV, but dividends will not begin to accrue until the following business day.

Investors Should Retain This Supplement for Future Reference

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